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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                       0-24571            43-1816913
         --------                       -------            ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

         On March 1, 2006, Pulaski Financial Corp. (the "Company") director Robert A. Ebel informed the Company that, due to health concerns, he intends to retire from the Boards of Directors of the Company and Pulaski Bank, effective immediately. A copy of the press release announcing Mr. Ebel's retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------


     (d)    Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated March 6, 2006



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 6, 2006                    By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer